UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 8, 2017

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35740	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2017, USA Truck, Inc. (the “Company”) announced the appointment of Werner Hugo as Senior Vice President, Trucking Operations. The Company entered into an employment letter agreement with Mr. Hugo, dated May 1, 2017, setting forth certain terms and conditions of Mr. Hugo’s employment with the Company.

Prior to joining the Company, Mr. Hugo, 43, served as Chief Operating Officer of 7 Hills Transport, Inc., a transportation and warehousing services provider, from October 2016 to May 2017. Prior to joining 7 Hills Transport, Mr. Hugo served in various capacities at CRST International, a transportation and logistics services provider, from December 2013 to February 2016, most recently serving as Vice President of Operations and Driver Retention. Mr. Hugo served as a consultant, Director of Operations, and Chief Operations Officer for Star Transport, Inc., a transportation services provider, from July 2012 to December 2014. In 2010, Mr. Hugo launched Rack-On Trucking, Inc., a transportation services provider that specialized in transporting manganese, chrome, and coal from mines to harbors, where Mr. Hugo served as President until February 2012. In 2001, Mr. Hugo began his career in the transportation industry with Provincial Transport, Inc., a company that specialized in the transportation of wine. Mr. Hugo earned his bachelor of science degree in Retail Business Management in 1996 from Cape Peninsula University of Technology in Cape Town, South Africa.

In connection with his appointment, the Executive Compensation Committee of the Board of Directors (the "Committee") approved compensation for Mr. Hugo as follows:

●	an annualized base salary of $250,000;
●
a cash bonus of $125,000, payable one-half promptly following Mr. Hugo’s commencement of employment with the Company (the “Start Date”), and one-half on October 31, 2017, subject to certain relocation, continuous employment, and recoupment provisions;

●	participation in the Company's Management Bonus Plan for 2017 as follows:
° a cash bonus with a target of 60% of prorated base salary for 2017, depending upon performance relative to goals set by the Committee;
°
a grant of restricted shares at target equal to 18% of prorated base salary for 2017, with vesting conditioned upon achievement during the applicable performance period of performance goals to be set by the Committee, subject to additional time-based vesting in four equal annual installments through 2021, as well as continued employment and certain other vesting and forfeiture provisions; and

°
a grant of restricted shares at target equal to 60% of annual base salary for 2017, with vesting conditioned upon achievement during the applicable performance period of performance goals to be set by the Committee, subject to continued employment and certain other vesting and forfeiture provisions;

●
upon a qualifying severance event, subject to other customary provisions, salary continuation payments for 12 months or such lesser number of months as Mr. Hugo has been employed by the Company at such time, plus an amount equal to his short-term cash incentive target (“STI Target”), if and to the extent earned and prorated for the portion of the fiscal year employed prior to the qualifying severance event, under any short-term cash incentive plan that has been adopted by the Committee prior to the qualifying severance event for the fiscal year in which the qualifying severance event occurs;

●
upon a qualifying change-in-control event, subject to other customary provisions, a lump sum payment equal to 150% of his annual base salary and STI Target, and reimbursement, on an after-tax basis, of any premiums paid by Mr. Hugo pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1995, as amended, for a period of 18 months;

●	$50,000 for relocation expenses, subject to relocation, continuous employment, and recoupment provisions; and
●	reimbursement of customary realtor commissions payable upon the sale of Mr. Hugo’s home and certain transition expenses.

Mr. Hugo agreed to certain non-solicitation, non-competition, and confidentiality covenants.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Mr. Hugo’s employment letter and executive severance and change in control agreement, copies of which will be filed with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

There is no arrangement or understanding between Mr. Hugo and any other person pursuant to which Mr. Hugo was appointed Senior Vice President, Trucking Operations. There are no transactions in which Mr. Hugo has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

99.1          Press release issued by the Company on May 8, 2017.

The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	May 8, 2017	/s/ James D. Reed
James D. Reed
Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press release issued by the Company on May 8, 2017.